U.S. GEOTHERMAL INC. REPORTS FOURTH QUARTER AND YEAR-END 2016 RESULTS
AND REAFFIRMS 2017 GUIDANCE

Highlights

•	Seventeenth consecutive quarter of positive Cash Flow from Operations and EBITDA
•	Approved 1 for 6 share consolidation and began trading on a split-adjusted basis on November 10, 2016
•	Expanded the Board of Directors to eight members, including three new independent directors
•	Drilled and tested two wells at San Emidio II resulting in large expansion of the resource
•	Drilled and tested a large diameter well at El Ceibillo confirming shallow commercial resource
•	Completed drilling new well leg at Raft River and returned to service

BOISE, IDAHO March 9, 2017 – U.S. Geothermal Inc. (the “Company”) (NYSE MKT: HTM), a leading and profitable renewable energy company focused on the development, production, and sale of electricity from geothermal energy, announced today its financial and operating results for the fourth quarter and full year ended December 31, 2016, reaffirmed guidance for 2017 and highlighted notable achievements in 2016. This earnings release should be read in conjunction with US Geothermal’s financial statements, and management’s discussion and analysis (“MD&A”), which are available on the Company’s website at www.usgeothermal.com and have been posted at the U.S. Securities and Exchange Commission website at www.sec.gov and on SEDAR at www.sedar.com.

Summary of 2016 Financial Results	Three Months Ended	Three Months Ended	Year Ended	Year Ended
(in millions except per share amounts)	December 31,	December 31,	December 31,	December 31,
	2016	2015	2016	2015

Operating Revenue	$10.58	$9.94	$31.48	$31.20
EBITDA	$6.23	$6.58	$14.97	$16.44
Adjusted EBITDA*	$6.42	$6.72	$17.05	$17.63
Net Income	$2.52	$3.14	$3.59	$4.95
Net Income, As Adjusted*	$3.40	$4.06	$5.16	$6.34
Net Income Attributable to US Geothermal	$0.95	$1.07	$0.46	$1.85
Per Share	$0.05	$0.06	$0.02	$0.10
Net Income Attributable to US Geothermal, As Adjusted*	$1.83	$1.98	$2.03	$3.23
Per Share, As Adjusted*	$0.10	$0.11	$0.11	$0.18

* Refer to Appendix for further detail on EBITDA, Adjusted EBITDA, and Net Income, As Adjusted.

U.S. Geothermal Inc.	390 E Parkcenter Blvd, Ste 250, Boise, ID 83706	208-424-1027
www.usgeothermal.com

Operating Revenue in 2016 was $31.48 million, compared to $31.20 million in 2015. Adjusted EBITDA in 2016 was $17.05 million, compared to $17.63 million for the prior year, while EBITDA was $14.97 million in 2016 compared to $16.44 million for the prior year. Net Income (as adjusted) in 2016 was $5.16 million, compared to $6.34 million in 2015. Net Income in 2016 was $3.59 million, compared to $4.95 million in 2015. Net Income attributable to US Geothermal (as adjusted) in 2016 was $2.03 million, or $0.11 per share, compared to $3.23 million, or $0.18 per share in the prior year. Net Income attributable to US Geothermal in 2016 was $0.46 million, or $0.02 per share, compared to $1.85 million, or $0.10 per share in the prior year. Gross profits were negatively impacted by approximately $2.3 million due to a refrigerant pump breakdown that occurred at San Emidio, production pump failures that occurred at Raft River and reduced generation at Neal Hot Springs from scale chips that plugged some vaporizer tubes in Unit 3. These year-over-year differences were further impacted by certain financial costs that we do not expect to recur ($0.99) million, consisting of financial advisory services, enhanced marketing activities, and costs related to the share consolidation.

On a quarterly basis, Operating Revenue for the fourth quarter of 2016 was $10.58 million, compared to $9.94 million for the prior year period. Adjusted EBITDA for the fourth quarter was $6.42 million, compared to $6.72 million for the prior year period, while EBITDA was $6.23 million for the fourth quarter compared to $6.58 million for the prior year period. Net Income (as adjusted) for the fourth quarter was $3.40 million, compared to $4.06 million in the prior year period. Net Income for the fourth quarter was $2.52 million, compared to $3.14 million in the prior year period. Net Income attributable to US Geothermal (as adjusted) for the fourth quarter was $1.83 million, or $0.10 per share, compared to $1.98 million, or $0.11 per share in the prior year period. Net Income attributable to US Geothermal for the fourth quarter was $0.95 million, or $0.05 per share, compared to $1.07 million, or $0.06 per share in the prior year period.

“Our outstanding operational performance during the fourth quarter allowed us to make up for the majority of the $2.3 million negative impact from equipment breakdowns that had occurred earlier during the year, allowing for revenues and gross profit that were in line with the prior year”, said Dennis Gilles, Chief Executive Officer. “While the market for baseload renewable has been somewhat stalled, we look forward to 2017, and we remain extremely focused on our growth goal of reaching over 200 MWs of generation by 2021 through a combination of new power plant contribution, the expansion of existing operations and increased capacity from potential acquisitions.”

2017 GUIDANCE AND OUTLOOK SUMMARY

2017 Full Year Guidance for Existing Operations*:

	2017 Consolidated Guidance	2017 USG Portion Guidance
Total Plant Operating Revenue	$30 - 34 million	$18 - 22 million
Adjusted EBITDA	$15 - 19 million	$9 - 12 million
EBITDA	$14 - 18 million	$8 - 10 million
Net Income, As Adjusted	$4 - 8 million	$1 - 4 million

* Guidance figures represent Current Operating Power Plants only and do not include contribution from expansion projects at Current Operating Power Plants. Refer to Appendix for further detail of EBITDA, Adjusted EBITDA, and Net Income, As Adjusted.

U.S. Geothermal Inc.	390 E Parkcenter Blvd, Ste 250, Boise, ID 83706	208-424-1027
www.usgeothermal.com

Development Projects Update

•

Completed the deepening and testing of two wells at San Emidio II. Both wells encountered high permeability and a resource that is 44°F hotter than the Phase I resource. A new resource estimate expanded the resource size from 10 megawatts up to 47 megawatts.

•	Acquired three unconstructed binary power plants in early 2016 having an output potential of up to 45 megawatts, which are now planned to be utilized for this expanded San Emidio II project.
•	Completed the drilling and testing of a production size well at El Ceibillo in Guatemala. Results confirm the shallow resource is commercial.
•	Completed the drilling of a second production leg on well RRG-2 at Raft River. The well is now back in production.
•	Performed a heat up and flow test of well RRG-5 at Raft River, with very favorable results. The well is planned to be placed into operation in late March of 2017.
•

A Small Generator Interconnection Agreement was received from NV Energy for the 10 MW San Emidio II expansion but was terminated due to the discovery of the larger resource. An application for a Large Generator Interconnection Agreement for 35+ MW is planned to be submitted during 2017.

•

Adjusted projected commercial operation dates for advanced development projects to reflect current projections of market interest. Commercial operation dates are dependent upon acquiring a Power Purchase Agreement.

•	Received a $1.5 million grant from the Department of Energy for San Emidio II and Crescent Valley to advance resource evaluation through innovative techniques.
•	The final approved Conditional Use Permit from Sonoma County was received in December for our Geysers project.
•	Our Geysers project Large Generator Interconnection Agreement was received from the California Independent System Operator and Pacific Gas and Electric.

NOTABLE HIGHLIGHTS AND ACHIEVEMENTS FOR THE FOURTH QUARTER AND FULL YEAR OF 2016 INCLUDE

• Operations:

−	High operating availability achieved at each plant during the quarter (excluding planned maintenance hours) as follows: Neal Hot Springs – 98.2%, Raft River – 100%, and San Emidio – 98.2%.
−	Generated a record fleet wide total of 97,877 megawatt-hours for the quarter, as compared to 94,765 megawatt-hours in the prior year.
−	Annual fleetwide generation totaled 326,599 megawatt hours as compared to 332,007 megawatt hours for the prior year.

• Strategic:

−	Received approval from stockholders and our Board of Directors approved a 1 for 6 share consolidation which began trading on a split-adjusted basis on November 10, 2016.
−

Elected two new independent directors to our Board of Directors and expanded the Board to seven members, and following the year end further expanded the Board by one additional independent Board Member to eight members.

−	Increased outreach and market visibility.

U.S. Geothermal Inc.	390 E Parkcenter Blvd, Ste 250, Boise, ID 83706	208-424-1027
www.usgeothermal.com

• Cash Management:

−	Obtained a new $20 million debt financing at 5.8% in May of 2016.
−	Ended the Fourth Quarter with $243.4 million in Total Assets, Cash and Cash Equivalents of $15.3 million (Company share of $13.5), and Restricted Cash of $28.6 million.

Conference Call

U.S. Geothermal Inc. will host a telephone conference call for investors and analysts on Friday, March 10th, 2017 at 1:00 p.m. ET (10:00 a.m. PT) to discuss the fourth quarter and year-end 2016 financial results, which were filed after market close on Thursday March 9th, 2017.

The conference call may be accessed by dialing (877) 407-8133 in the United States and Canada and by dialing (201) 689-8040 internationally. A replay of the conference call will be available until March 15, 2017 by dialing (877) 481-4010 in the United States and Canada and by dialing (919) 882-2331 internationally. Please use replay ID: 10250.

A simultaneous webcast of the conference call will be available at the following location: http://www.investorcalendar.com/IC/CEPage.asp?ID=175653. During the webcast, Management will refer to slides that will be posted to its website. The slides and accompanying webcast will be available on the “Upcoming Events” section of the website at the following location: http://www.usgeothermal.com/AllEvents.aspx

About U.S. Geothermal Inc.:
U.S. Geothermal Inc. is a leading and profitable renewable energy company focused on the development, production and sale of electricity from geothermal energy. The Company is currently operating geothermal power projects at Neal Hot Springs, Oregon, San Emidio, Nevada and Raft River, Idaho for a total power generation of approximately 45 MWs. The Company is also developing an additional estimated 115 MWs of projects at: the Geysers, California; a second phase project at San Emidio, Nevada; at Crescent Valley, Nevada; and the El Ceibillo project located near Guatemala City, Guatemala. U.S. Geothermal’s growth goal is to reach over 200 MWs of generation by 2021 through a combination of internal development and strategic acquisitions.

FOR ADDITIONAL INFORMATION PLEASE CONTACT:
Scott Anderson – Director of IR and Corporate Communications
U.S. Geothermal Inc.
Tel: 208-424-1027
Fax: 208-424-1030
sanderson@usgeothermal.com

Please visit our Website at: http://www.usgeothermal.com

The information provided in this news release may contain forward-looking statements within the definition of the Safe Harbor provisions of the US Private Securities Litigation Reform Act of 1995. Readers are cautioned to review the risk factors identified by the company in its filings with US and Canadian securities agencies. All statements, other than statements of historical fact, included herein, without limitation, statements relating to the future operating or financial performance, including guidance, of U.S. Geothermal, are forward-looking statements. Forward-looking statements are frequently, but not always, identified by words such as "expects", "anticipates", "believes", "intends", "estimates", "potential", "possible", and similar expressions, or statements that events, conditions, or results "will", "may", "could", or "should" occur or be achieved. These forward-looking statements may include statements regarding perceived merit of properties; interpretation of the results of well tests; project development; resource megawatt capacity; capital expenditures; timelines; strategic plans; or other statements that are not statements of fact. Forward-looking statements involve various risks and uncertainties. There can be no assurance that such statements will prove to be accurate, and actual results and future events could differ materially from those anticipated in such statements. Important factors that could cause actual results to differ materially from U.S. Geothermal's expectations include the uncertainties involving the availability of financing in the debt and capital markets; uncertainties involved in the interpretation of results of well tests; the need for cooperation of government agencies in the development and operation of properties; the need to obtain permits and governmental approvals; risks of construction; unexpected cost increases, which could include significant increases in estimated capital and operating costs; and other risks and uncertainties disclosed in U.S. Geothermal's Annual Report on Form 10-K for the year ended December 31, 2016 filed with the United States Securities and Exchange Commission and Canadian securities regulatory authorities and in other U.S. Geothermal reports and documents filed with applicable securities regulatory authorities from time to time. Forward-looking statements are based on management’s expectations, beliefs and opinions on the date the statements are made. U.S. Geothermal Inc. assumes no obligation to update forward-looking statements if management’s expectations, beliefs, or opinions, or other factors, should change.

U.S. Geothermal Inc.	390 E Parkcenter Blvd, Ste 250, Boise, ID 83706	208-424-1027
www.usgeothermal.com

The NYSE MKT does not accept responsibility for the adequacy of this release.

(see appendix below)

APPENDIX

The below table summarizes revenues for 2016 and 2015, and reflects seasonality by quarter of our generation and corresponding revenues.

OPERATING REVENUE BY QUARTER:	Q1	Q2	Q3	Q4
(in millions)

2016	$8.50	$5.66	$6.74	$10.58
2015	$8.47	$5.86	$6.93	$9.94

GROSS PROFIT IMPACTS

Additional financial impact of unusual equipment breakdowns in 2016 totaled $2.30 million. Impact by item include:

o	Neal Unit 3 scaling and NHS-8 pump replacement impact of $1.14 million
o	SE refrigerant pump breakdown impact of $0.34 million
o	RRG-2 pump breakdown and redrill revenue loss impact of $0.82 million

RECONCILIATION OF NON-GAAP TERMS:
In addition to these financial results reported in accordance with GAAP, the Company has provided certain non-GAAP financial information to aid investors in better understanding the Company’s performance. For comparability of reporting, management considers this information in conjunction with GAAP amounts in evaluating business performance. These non-GAAP financial measures should not be considered as a substitute for, or superior to, the measures of financial performance prepared in accordance with GAAP. The following tables provide a reconciliation of the EBITDA, EBITDA Adjusted, and Net Income Adjusted; presented for both the Consolidated financials as well as Attributable to US Geothermal only (consolidated less minority interest).

EBITDA is calculated as net income before interest, income taxes, depreciation and amortization, and is not a measurement of financial performance or liquidity under generally accepted accounting principles in the United States. EBITDA is presented as a metric commonly used by securities analysts, investors and other interested parties in the evaluation of a company’s ability to service and/or incur debt.

U.S. Geothermal Inc.	390 E Parkcenter Blvd, Ste 250, Boise, ID 83706	208-424-1027
www.usgeothermal.com

Adjusted EBITDA reflects EBITDA adjusted to exclude discretionary exploration costs, non-cash stock compensation as well as the value assigned to stock options granted, and write-off of discontinued exploration activities and other large non-recurring items.

Net Income, As Adjusted reflects Net Income before Tax and other large non-recurring items and is provided to support year over comparisons. The Company recognized a Deferred Tax Asset starting in 2015, and though tax amounts are now reflected in our Financials as required by GAAP, any current tax obligation is offset by a reduction in the recognized Deferred Tax Asset.

Consolidated	Three Months Ended	Three Months Ended	Year Ended	Year Ended
Summary of 2016 Financial Results	December 31,	December 31,	December 31,	December 31,
(in millions)
	2016	2015	2016	2015

Net Income	$2.52	$3.14	$3.59	$4.95
Interest	$1.21	$0.94	$4.43	$3.80
Income Tax Expense	$0.88	$0.92	$0.58	$1.39
Depreciation & Amortization	$1.63	$1.58	$6.38	$6.30
EBITDA	$6.23	$6.58	$14.97	$16.44
Exploration costs, Stock based comp.	$0.19	$0.14	$1.09	$1.19
Non-recurring Expenses	$0.00	$0.00	$0.99	$0.00
Adjusted EBITDA	$6.42	$6.72	$17.05	$17.63

Full Year Guidance (Consolidated):	2017
(in millions)

Net Income	$2.6 – 6.6
Income Taxes Expense	$0.9
Interest	$4.6
Depreciation & Amortization	$6.3
EBITDA	$14.4 – 18.4
Exploration costs, Stock based compensation, and Non-recurring expenses	$1.1
Adjusted EBITDA	$15.5 – 19.5

U.S. Geothermal Inc.	390 E Parkcenter Blvd, Ste 250, Boise, ID 83706	208-424-1027
www.usgeothermal.com

Net Income, As Adjusted (Consolidated):	Three Months Ended	Three Months Ended	Year Ended	Year Ended
(in millions, except per share amounts)	December 31,	December 31,	December 31,	December 31,
	2016	2015	2016	2015

Net Income	$2.52	$3.14	$3.59	$4.95
Income Tax Expense	$0.88	$0.92	$0.58	$1.39
Non-recurring Expenses	$0.00	$0.00	$0.99	$0.00
Net Income, As Adjusted	$3.40	$4.06	$5.16	$6.34

U.S. Geothermal Inc.	390 E Parkcenter Blvd, Ste 250, Boise, ID 83706	208-424-1027
www.usgeothermal.com

Full Year Guidance (Consolidated):
(in millions):

2017

Net Income	$2.6 – 6.6
Income Taxes Expense	$0.9
Non-recurring Expenses	$0.0
Net Income, As Adjusted	$3.5 – 7.5

ATTRIBUTABLE TO US GEOTHERMAL (Consolidated less Minority Interests):

Summary of 2016 Financial Results	Three Months Ended	Three Months Ended	Year Ended	Year Ended
(Attributable to US Geothermal)	December 31,	December 31,	December 31,	December 31,
(in millions)
	2016	2015	2016	2015

Net Income	$0.95	$1.07	$0.46	$1.85
Interest	$1.05	$0.72	$3.78	$3.04
Income Tax Expense	$0.88	$0.92	$0.58	$1.39
Depreciation & Amortization	$0.81	$0.81	$3.26	$3.25
EBITDA	$3.69	$3.52	$8.08	$9.53
Exploration costs, Stock based comp.	$0.19	$0.14	$1.09	$1.19
Non-recurring Expenses	$0.00	$0.00	$0.99	$0.00
Adjusted EBITDA	$3.89	$3.66	$10.17	$10.72

2017
Full Year Guidance (Attributable to US Geothermal):
(in millions)

Net Income	$0.1 – 2.6
Income Taxes Expense	$0.9
Interest	$4.0
Depreciation & Amortization	$3.3
EBITDA	$8.3 – 10.8
Exploration costs, Stock based compensation, and Non-recurring Expenses	$1.1
Adjusted EBITDA	$9.4 – 11.9

U.S. Geothermal Inc.	390 E Parkcenter Blvd, Ste 250, Boise, ID 83706	208-424-1027
www.usgeothermal.com

Net Income, Attributable to US	Three Months Ended	Three Months Ended	Year Ended	Year Ended
Geothermal, As Adjusted	December 31,	December 31,	December 31,	December 31,
(in millions, except per share amounts)
	2016	2015	2016	2015

Net Income Attributable to US Geothermal	$0.95	$1.07	$0.46	$1.85
Income Tax Expense	$0.88	$0.92	$0.58	$1.39
Non-recurring Expenses	$0.00	$0.00	$0.99	$0.00
Net Income Attributable to US Geothermal, As Adjusted	$1.83	$1.98	$2.03	$3.23
Per Share, As Adjusted	$0.10	$0.02	$0.11	$0.18
Shares Basic	18.93	17.86	18.67	17.83

Full Year Guidance (Attributable to US Geothermal):
(in millions)

2017

Net Income Attributable to US Geothermal	$0.1 – 2.6
Income Taxes Expense	$0.9
Non-recurring Expenses	$0.0
Net Income Attributable to US Geothermal, As Adjusted	$1.0 – 3.5

Non-recurring Expenses:

For 2016 Net Income, As Adjusted, and Net Income Attributable to US Geothermal, As Adjusted, along with Adjusted EBITDA and Adjusted EBITDA, Attributable to US Geothermal were impacted by one-time non-recurring expense which totaled $0.99 million:

o	Financial Advisory and related costs of $0.75 million
o	Enhanced marketing program cost of $0.15 million
o	Costs associated with share consolidation of $0.09 million

U.S. Geothermal Inc.	390 E Parkcenter Blvd, Ste 250, Boise, ID 83706	208-424-1027
www.usgeothermal.com